Exhibit 99.1

NANOGEN AND EPOCH BIOSCIENCES ADJOURN SPECIAL STOCKHOLDER

MEETINGS UNTIL DECEMBER 15, 2004 TO VOTE ON MERGER

SAN DIEGO, CA and BOTHELL, WA (December 8, 2004) – Nanogen, Inc. (Nasdaq: NGEN) and Epoch Biosciences, Inc. (Nasdaq: EBIO), announced today that each company adjourned its special meeting of stockholders that took place today in order for Nanogen to obtain the votes necessary to reach a quorum. The Nanogen special meeting was adjourned and the vote postponed until December 15, 2004 at 2:00 p.m. Pacific time at its offices at 10398 Pacific Center Court, San Diego, California. The Epoch special meeting was adjourned and the vote postponed until December 15, 2004 at 2:00 p.m. Pacific time at its offices at 21720 23rd Drive SE, Bothell, Washington.

The Nanogen special meeting was adjourned because an insufficient number of stockholders were present or represented by proxy in order to establish a quorum. The holders of a majority of the issued and outstanding Nanogen common stock entitled to vote, present in person or represented by proxy, constitutes a quorum for transaction of business at the special meeting. As of the commencement of its special meeting, Nanogen has received proxies representing approximately 16.4 million of the required 16.7 million share votes needed to establish a quorum. Over 90% of the proxies received have been in favor of the proposals on Nanogen’s proxy statement for the special meeting. Proposal 1 would approve the issuance of Nanogen stock to complete the merger with Epoch. Proposal 2 would amend Nanogen’s certificate of incorporation to increase the number of authorized shares of Nanogen common stock. Valid proxies submitted by Nanogen stockholders prior to the December 8, 2004 meeting will continue to be valid for purposes of the December 15, 2004 reconvened meeting.

Nanogen stockholders as of October 26, 2004 who have not voted and wish to do so should contact the company’s proxy solicitor, Georgeson Shareholder at (800) 459-3121.

In response to the adjournment of the Nanogen special meeting, Epoch adjourned its special meeting prior to voting on the proposal to adopt the merger agreement with Nanogen and approve the merger. Epoch had established a quorum at its meeting and it had sufficient votes to approve the proposal to adopt the merger agreement and to approve the merger. Valid proxies submitted by Epoch stockholders prior to the December 8, 2004 meeting will continue to be valid for purposes of the December 15, 2004 reconvened meeting.

Epoch stockholders as of October 26, 2004 who have not voted and wish to do so should contact the company’s proxy solicitor, MacKenzie Partners at (800) 322-2885 or proxy@mackenziepartners.com.

About Nanogen, Inc. (Pre-Merger)

Nanogen’s advanced diagnostics provide physicians and patients worldwide with sophisticated information to predict, diagnose and treat disease. Research and clinical reference labs use the highly accurate and reliable NanoChip® Molecular Biology Workstation, NanoChip® Electronic Microarrays and analyte specific reagents to develop tests to detect mutations associated with genetic diseases. The next generation instrument system, the NanoChip® 400, is expected to be available in 2005. Nanogen’s subsidiary SynX offers a line of point-of-care diagnostic tests and is building expertise in cardiac related health conditions. Nanogen’s ten years of pioneering research involving nanotechnology may also have future applications in medical diagnostics, biowarfare and other industries. For additional information please visit Nanogen’s website at www.nanogen.com.

About Epoch Biosciences, Inc. (Pre-Merger)

Epoch Biosciences, Inc. develops and sells proprietary products with commercial applications in the genomics and molecular diagnostics fields. Epoch’s technology has numerous applications including the detection of inherited diseases, single nucleotide polymorphisms (SNPs) to identify individuals at risk for disease or adverse drug reactions, and gene expression measurement. The company’s chemical reagents enhance the performance of genetic analysis procedures, and are compatible with the majority of DNA analysis systems currently employed or under development for research and diagnostic use. The company has an established presence in the research market through licenses to leading genomics companies, global distribution agreements and direct sales to end-users. Epoch also participates in the industrial/bioterrorism sectors and has entered the diagnostics market. Information about Epoch is available at www.epochbio.com.

Forward-Looking Statement

This press release contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including statements about the outcome of the special meetings of Nanogen and Epoch, consummation of the pending merger of Nanogen and Epoch, future financial and operating results of the combined company and benefits of the pending merger, whether patents owned or licensed by Nanogen will be developed into products, whether the patents owned by Nanogen offer any protection against competitors with competing technologies, whether products under development can be successfully developed and commercialized, whether results reported by our customers or partners can be identically replicated, and other risks and uncertainties discussed under the caption “Factors That May Affect Results” and elsewhere in Nanogen’s Form 10-K or Form 10-Q most recently filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Nanogen disclaims any intent or obligation to update these forward-looking statements.

In addition to the specific risks identified in the preceding paragraph, mergers involve a number of special risks, including diversion of management’s attention to the assimilation of the technology and personnel of acquired businesses, costs related to the merger and the integration of acquired products, technologies and employees into Nanogen’s business and product offerings. Achieving the anticipated benefits of the pending merger will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management’s attention, could have a material adverse effect on the combined company’s business, operating results and financial condition.

The proxies held by Nanogen and Epoch for their respective special meetings are revocable by the granting stockholders at any time prior to voting at the special meetings. Revocations of proxies by Nanogen or Epoch stockholders could materially impact the ability of Nanogen to establish a quorum and obtain approval of its proposals and the ability of Epoch to obtain approval of its proposal.

Additional Information about the Merger and Where to Find It

In connection with the merger of Nanogen and Epoch, Nanogen has filed a registration statement on Form S-4, as amended on October 26, 2004, which includes a prospectus of Nanogen and a joint proxy statement for each of Nanogen’s and Epoch’s special stockholder meetings, with the Securities and Exchange Commission. Investors and security holders are advised to read the registration statement, prospectus and joint proxy statement because they contain important information about the proposed merger. Investors and security holders may obtain a free copy of the registration statement, prospectus and joint proxy statement and other documents filed by Nanogen and Epoch with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov. Free copies of the registration statement, prospectus and joint proxy statement and other documents filed by Nanogen with the Securities and Exchange Commission may also be obtained from Nanogen by directing a request to Nanogen, Attention: Larry Respess, Secretary, 858-410-4600. Free copies of the joint proxy statement and other documents filed by Epoch with the Securities and Exchange Commission may also be obtained from Epoch by directing a request to Epoch, Attention: Bert Hogue, Chief Financial Officer, 425-482-5555.

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Nanogen Contacts:
Robert Saltmarsh	Pam Lord, Atkins + Associates
VP Corporate Development	Media & Investor Relations
858-410-4600	858-527-3494
rsaltmarsh@nanogen.com	plord@irpr.com

Epoch Biosciences Contacts:
Bert W. Hogue, Epoch Biosciences	Jonathan Fassbert/Brian Korb
Chief Financial Officer	The Trout Group
425-482-5555	212-477-9007